UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2012 (March 6, 2012)

Delphi Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-11462 (Commission File Number)	13-3427277 (IRS Employer Identification No.)

1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE (Address of Principal Executive Offices)		19899 (Zip Code)

Registrant’s telephone number, including area code: 302-478-5142

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

In a memorandum opinion, decided March 6, 2012, the Court of Chancery of the State of Delaware denied plaintiffs’ motion for a preliminary injunction in In re Delphi Financial Group Shareholder Litigation, Consolidated C.A. No. 7144–VCG.  A copy of the memorandum opinion is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Important Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Delphi Financial Group, Inc. (“Delphi”) by Tokio Marine Holdings, Inc. (“Tokio Marine”). In connection with the proposed acquisition, Delphi has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A. SECURITY HOLDERS OF DELPHI ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING DELPHI’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents free of charge at the SEC’s web site, http://www.sec.gov, and may obtain documents filed by Delphi free of charge from Delphi’s website at www.delphifin.com. In addition, the definitive proxy statement and other documents filed by Delphi with the SEC may be obtained from Delphi free of charge by directing a request to Delphi Financial Group, Inc., c/o Investor Relations Department, 1105 North Market Street, Suite 1230, Wilmington, Delaware 19801.

Certain Information Regarding Participants

Tokio Marine and its directors, executive officers and certain employees and Delphi and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the holders of Delphi common stock in respect of the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of Delphi and its directors and executive officers in Delphi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on February 29, 2012, its definitive proxy statement for the 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2011, and its definitive proxy statement regarding the proposed transaction, which was filed with the SEC on February 21, 2012. To the extent holdings of Delphi securities have changed since the amounts contained in these definitive proxy statements, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Delphi’s website at www.delphifin.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements.” Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include those referred to in filings of Delphi with the SEC, as well as the following: operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the transaction; the retention of certain key employees at Delphi; the conditions to the completion of the proposed transaction may not be satisfied, or the regulatory approvals required for the proposed transaction may not be obtained on the terms expected or on the anticipated schedule; the parties may not be able to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction. Tokio Marine and Delphi assume no obligation, and expressly disclaim any obligation, to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Court of Chancery of the State of Delaware Memorandum Opinion decided March 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI FINANCIAL GROUP, INC.

By:	/s/ Chad W. Coulter
Name: Chad W. Coulter
Title: Senior Vice President, General Counsel and Secretary

Dated:  March 7, 2012

EXHIBIT INDEX

The following exhibit is being filed electronically with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Court of Chancery of the State of Delaware Memorandum Opinion decided March 6, 2012.